Exhibit 99.1

Remarkable Journeys, Extraordinary Outcomes Investor Presentation August 2018

Cautionary Note Forward Looking Statements This presentation contains certain “forward-looking statements” relating to the Company. All statements, other than statements of historical fact included herein, are “forward looking statements.” These forward-looking statements are often identified by the use of forward-looking terminology such as “preliminary,” “intends,” “expects,” “plans,” “anticipates,” “believes,” “views,” “drives,” “strategy,” or similar expressions and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks, and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. These uncertainties include, but are not limited to, the risk that additional information may arise during the course of the Company’s ongoing financial statement preparation and closing processes that would require the Company to make additional adjustments or revisions to its estimates or financial statements and other financial data, to identify additional material weaknesses, or to take any other necessary action relating to the Company’s accounting practices; the time required to complete the Company’s financial statements and other financial data and accounting review; the time required to prepare its periodic reports for filings with the Securities and Exchange Commission; the impact of the Tax Cuts and Jobs Act on the Company’s financial statements; any regulatory review of, or litigation relating to, the Company’s accounting practices, financial statements and other financial data, periodic reports or other corporate actions; recentlyacquired Company’s ability changes in the demand for the Company’s O&P products and services; uncertainties relating to the results of operations or O&Ppatientcareclinics;theCompany’sabilitytoenterintoandderivebenefitsfrommanaged-carecontracts;the to successfully attract and retain qualified O&P clinicians; federal laws governing the health care industry; uncertainties inherent in investigations and legal proceedings; governmental policies affecting O&P operations; and other risks and uncertainties generally affecting the health care industry. For additional information and risk factors that could affect the Company, see its Form 10 K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission. The information contained in this presentation is made only as of the date hereof, even if subsequently made available by the Company on its website or otherwise. Note Regarding the Presentation of Non-GAAP Financial Measures: This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the federal Securities Exchange Act of 1934. Non-GAAP measures include Adjusted EBITDA, Adjusted EBITDA Margin, adjusted earnings per share, leverage ratios, free cash flow. As required under Regulation G, Reconciliations of GAAP and non-GAAP financial results are included in schedules at the Appendix. These schedules reconcile the non-GAAP financial measures included in this presentation to the most direct comparable financial measure under generally-accepted accounting principles in the United States. The non-GAAP measures contained herein are used by the Company’s management to analyze the Company’s business results and are provided for informational and analytical context. page 02

Hanger At a Glance Who We Are:  Industry leader in orthotics and prosthetics (O&P) services $4.1 billion1 addressable O&P domestic U.S. market Pioneered prosthetic devices in 1861 Focus on custom devices    By The Numbers (2017):    Net Revenue $1.041 billion Adjusted EBITDA2 $120 million 4,600 employees in 900 locations (incl. 800 patient care and satellite locations) across 44 states and D.C. Two segments: Patient Care (82% revenue) and Products & Services (18% of revenue)  1 Source: Hanger Inc. estimates 2Adjusted EBITDA is a non GAAP-measure. Please see the Appendix for a reconciliation of GAAP to non-GAAP metrics. page 03

Hanger Values,Visionand Purpose Our Values – Integrity, patient-focused, outcomes, collaboration, innovation – are the heartbeat of cultural evolution that places our patients at the core of everything do a we Our Vision - To lead the orthotic and prosthetic markets by providing superior patient care, outcomes, services and value Our Purpose - Empowering Potential Together Human page 04

Business Mix Primary Focusonthe Provision of Specialty Health Care 2017 Adjusted EBITDA1 2017 Hanger Net Revenue $119.6 million - 11.5% EBITDA margin $1.041 billion Patient Care $852.0 million Patient Care $148.0 million 81.9% revenue 17.4% margin Hanger Net Revenue Hanger Adjusted EBITDA1 G&A expense ($66.9) million Products Services & Products & Services $38.5 million 20.4% margin $188.8 million 18.1% revenue 1 Adjusted EBITDA is a non GAAP-measure. Please see the Appendix for a reconciliation of GAAP to non-GAAP metrics. page 05

Investment Thesis IndustryLeader With Multiple Strategic Advantages Market Leader SizeableMarket Differentiators GrowthLevers 1 2 3 4 The leading provider of orthotic and prosthetic services in the United States $4.1 billion market for prescription prostheses, orthoses and prefabricated/off-the-shelf orthoses, and related services. Demand drivers are broad across injuries and multiple high prevalence Multi-tier strategy to organically grow share, steadily expand margins and pursue M&A to drive incremental growth opportunities Competitive differentiation through investment in programs including clinical outcomes, centralized revenue cycle management, patient engagement and supply chain to drive growth disease etiologies Premier scalable provider in a large market for specialized healthcare services your logo page 06

Discussion Agenda Points Our Market Patient Care Products & Services Focused Growth Strategy Financial Performance page 07

Discussion Agenda Points Our Market Patient Care Products & Services Focused Growth Strategy Financial Performance page 08

Orthotics and Prosthetics (O&P) related Over 90% of Hanger’s revenue is to O&P Orthotics Orthotic devices modify the structural and functional characteristics of the neuromuscular and skeletal system Prescribed for injuries, musculoskeletal, neurological orthopedic disorders Prosthetics Prosthetic devices replace a missing limb or portion of a limb Provided to patients with amputated or congenitally absent limbs to replace the function and appearance of a limb Prosthetics are customized to meet the unique location and characteristics of the patient and their residual limb Prostheses have an average useful life ranging 3-5 years     or   Hanger Clinic emphasizes devices fabrications of customized  page 09

Prosthetics: Large and Growing Addressable Market

Approximately 500,000 People Living with Major Limb Loss in the U.S.





Disease
50%
Trauma
47%
Other
3%

- ✓ Approximately 350,000 people with major limb loss utilize a prosthesis
- ✓ +90% are lower extremity
- ✓ Typically have a 3-5 year replacement cycle (70% recurring revenue)
- ✓ Prosthetics total approximately 50% of the prescription O&P market

Source: IQVIA (IMS) 2016 data; EpiSource 2014 data; Ziegler-Graham, et al., "Estimating the Prevalence of Limb Loss in the United States: 2005 to 2050", Arch Phys Med Rehabil 2008:89, 422-429; Dillingham et al., "Rehabilitation Setting and Associated Mortality and Medical Stability Among Persons With Amputations", Arch Phys Med Rehabil 2008:89, 1038-1045; Science Daily, "Prosthetic knee type may determine cost of care for amputees", July 11, 2017

Hanger
Empowering Human Potential
page 010

O&P Market: $4.1 billion

Diverse Disease State Mix Drives Demand


$1,380
$1,150
$940
$440
$200
$ millions

Injuries – Approximately 76,000 major amputations per year, 5-10% of which are due to injury. +$1 billion spent on prosthetics secondary to injury

Endocrine & Circulatory –Endocrine and circulatory disorders drive the majority of major amputations. Mix of prosthetics and orthotics

Musculoskeletal Disease – Arthritis, spinal and foot disease requiring braces, boots and supports. Orthotics-only market

Other – Congenital, cancer and acute infections. May require prosthetics (i.e. congential limb difference) or orthotics (i.e.cranial orthosis for plagiocephaly)

Nervous System – 795,000 strokes per year – 75% occur in people +65, cerebral palsy, multiple sclerosis. Ankle-foot orthosis, braces

Addressable market currently growing at 1.5 - 2.0% annually

Sources: IMS Health, Hanger Estimates
Note: "Major amputation or limb loss refers to a lower extremity, above or below the knee and upper limb, or combination thereof

Hanger
Empowering Human Potential
page 011

Discussion Agenda Points Our Market Patient Care Products & Services Focused Growth Strategy Financial Performance page 012

Patient Care Differentiators Building Sustainable Advantages in a Fragmented Industry National network and market leadership Patient Care1 $852.0 million 81.9% revenue Driving patient engagement, connectivity and satisfaction Hanger Net Revenue Products & Services Unique ability to measure and improve patient outcomes Patient Care1 $148.0 million Optimizing reimbursement centralized revenue cycle management through 17.4% margin Hanger Adjusted EBITDA2 Enhancing productivity and cost Products & Services G&A Expense management through an enterprise supply chain 1 Referenced amounts reflect 2017 actual results. 2Adjusted EBITDA is a non GAAP-measure. Please see the Appendix for a reconciliation of GAAP to non-GAAP metrics. page 013

Scale as a Competitive Advantage National Network Brings Hanger Closer to the Community Hanger Patient Care Clinics 800 Patient Care Locations 1 2 1,500 Clinicians certified, O&P clinicians in the U.S. 3 4  Hanger employs over 20% of the board  Hanger is the only O&P provider operating a nationwide network of patient care clinics in 44 states and D.C.  Competitors are spread out in small practitioner settings. local Nationwide Network healthy diversity of payor and referral sources. 2  million Annual Patient Encounters Hanger has the highest volume of O&P patients as compared with than any provider. Enables Hanger to develop and deliver best practices in O&P care  Hanger’s broad provider footprint allows for a   Geographic diversity insulates Hanger from local or market specific challenges. page 014

Market Leader InaFragmented Industry O&P Patient Care Clinic Market (by location) Approximately 3,400 Clinics Hanger currently operates 789 Veterans Administration patient careclinics nationally patient care clinics satellite locations 15 next largest O&P providers   680 109 79 ranging from 14 - 26 clinics 302 20% ofO&P clinics inthenation Hanger Clinic VA: Next largest at 2% 680 Rest of market is comprised diverse small providers of 2,339 Rest of market page 015

Patient Enhance Engagement and Connectivity Consistency, Quality of Patient Experience Programs andinitiatives toengage and connectour community, measure and improve patient satisfaction, driving retention and growth  Clinicians and technicians connect with new amputees in the hospital at the time of their amputation Net promoter score measured nationally at a clinic level. Average score >80 Implementing a patient portal and   consumer engagement platform page 016

Clinical Focus on Patient Outcomes

Implementing Clinical Care Standards and Demonstrating Value



Clinical team and senior leadership

- ✓ Chief Clinical Officer and clinical leadership group
- ✓ 1,500 certified / licensed clinicians
- ✓ 500 technicians and assistants
- ✓ Specialists and centers of excellence

Technology & process

- ✓ Enterprise-wide electronic health record to digitize clinician documentation and practice administration
- ✓ 80% of clinics implemented with remainder by mid-2019

Outcomes, research and education

- ✓ Balanced patient mobility scorecard utilizing unparalleled database of patient encounters
- ✓ Peer-reviewed research
- ✓ Annual education conference
- ✓ Hanger sponsors 30% of residency training sites in the U.S. and 40% of active residents

Achieving clinical results for patients, payors and referral sources

Hanger
Empowering Human Potential
page 017

Revenue Cycle Management (RCM) Central Function Drives Lower Disallowed Revenue Localized claims process  Decentralized billing & collections.  Industry bills under DMEPOS schedule pre-2015 Disallowed Revenue1: Peaks in million 2014 at $82 $ millions $90,000 $80,000 Disallowances peak in 2014  Payor documentation requirements and focus on denials increases  Disallowed revenue rises to $82 million, or 9.0%, of Patient Care segment revenue $70,000 $60,000 $50,000 RCM deployed in 2015 $40,000    Hired Chief Revenue Officer Established centralized RCM function Executed a claims documentation initiative in 2016 $30,000 $20,000 201020112012 2013 2014 2015 2016 2017 Reduced disallowed revenue dollars by55% from2014 through 2017 1 Disallowed revenue expressed as a percentage of adjusted gross Patient Care segment revenue. page 018 Reduced to $37 million in 2017

Enterprise Supply Chain

Opportunities to Leverage Buying Power and Scale

1 Purchasing leverage

- ✓ Patient Care purchases 70% of materials for its own use through its central supply chain
- ✓ Provides scale and purchasing power

2 Manage COM

- ✓ Patient Care segment cost of materials (COM) was 29.6% of revenue in 2017
- ✓ Opportunities exist to achieve further economies of scale

3 Streamline inventory

- ✓ Hanger operates five distribution centers across the U.S.
- ✓ Investments in systems, processes and on-line channels aim to lower supply chain costs

4 Hub and spoke fabrication

- ✓ In addition to laboratories within local clinics, Hanger operates eleven fabrication facilities nationwide
- ✓ Opportunities to streamline production through use of central fabrication facilities

Long-term margin expansion opportunity by leveraging Hanger's integrated supply chain

Hanger
Empowering Human Potential

page
019

Discussion Agenda Points Our Market Patient Care Products & Services Focused Growth Strategy Financial Performance page 020

Products and Services
National Scale Supports Profitable Growth

68% of products & services net revenue derived from the distribution of O&P components and related devices through "SPS"

- ✓ Provides comprehensive catalog to independent O&P providers nationwide
- ✓ A one-stop destination O&P industry destination with 400,000 SKUs across more than 300 manufactures
- ✓ Leading dedicated O&P distributor in the industry

Remaining 32% of net revenue from therapeutic solutions "ACP"

- ✓ Rehabilitation technologies and clinical programs to skilled nursing facilities (SNFs) and post acute providers
- ✓ Facing headwinds due to challenging conditions and the reimbursement environment in SNFs
- ✓ Executing strategies that align with the evolving post-acute reimbursement and care environment

Products & Services[1]
$188.8 million
18.1% revenue


Hanger
Net
Revenue
Patient Care

Products & Services[1]
$38.5 million
20.4% margin


G&A
Hanger
Adjusted
EBITDA²
Patient Care

[1] Referenced amounts reflect 2017 actual results.
[2] Adjusted EBITDA is a non GAAP-measure. Please see the Appendix for a reconciliation of GAAP to non-GAAP metrics.

Hanger
Empowering Human Potential

page 021

Discussion Agenda Points Our Market Patient Care Products & Services Focused Growth Strategy Financial Performance page 022

Growth Strategy
Build a Durable and Scalable Platform



Accomplishments: Stabilize and Invest

- ✓ G&A investment – leadership, infrastructure, technology
  - Complete restatement of financials (May 2017)
  - Current in SEC filings (June 2018)
- ✓ Operational initiatives
  - Centralized revenue cycle management (RCM)
  - Scale electronic health record (EHR)
  - Outcomes measurement
  - Patient engagement
  - Enterprise supply chain
- ✓ Strengthen balance sheet


1
2015 - 2018
2019 - 2020
2020- Beyond

Hanger
Empowering Human Potential
page 023

Growth Strategy Accelerate to Growth Drive organic revenue growth via market share Drive to exceed industry growth rate of 1.5 - 2.0% Add clinicians Drive higher throughput and productivity Higher volume through referrals Focus on high-value customized devices 2 2015 - 2018 2019 - 2020 2020-Beyond page 024

Growth Strategy High Return M&A Select, in-market acquisitions Disciplined approach to O&P acquisitions Focus on synergistic geographies and specialties Attractive valuations Full integration into centralized infrastructure offers incremental returns 2 2015 - 2018 2019 2020 - 2020-Beyond page 025

Growth Strategy Achieve EnhancedScale Scalable platform Revenue growth consistently market High clinician utilization higher than G&A and supporting infrastructure costs relatively fixed, contributing margin expansion to gradual Cash flow yield grows 3 2015 - 2018 2019 - 2020 2020-Beyond page 026

Discussion Agenda Points Our Market Patient Care Products & Services Focused Growth Strategy Financial Performance page 027

Historical Performance Annual andRecent Quarter Net Revenue $1,067.2 $1,042.1 $1,040.8 $1,012.1 2014 2015 2016 2017 Implemented claims documentation initiatives in 2016 to improve long-term revenue quality Return of growth to both segments in the second quarter of 2018 page 028 Year-to-date $497.1$501.0 20172018 SecondQuarter $263.4$267.0 20172018

Historical Performance EBITDA1 Annual andRecent Quarter Adjusted Second Quarter Year-to-date $119.6 $117.2 $115.2 $108.5 2014 2015 2016 2017 2017 Adjusted EBITDA improvement resulted primarily from lower disallowed revenue, personnel expenses and operating expenses in the Patient Care segment Products and Services segment declined on lower revenue from therapeutic solutions Q2 2018 decline on higher corporate investments and timing of wage increases 1 Adjusted EBITDA is a non GAAP-measure. Please see the Appendix for a reconciliation of GAAP to non-GAAP metrics. 2 All interim periods reflect adoption of ASU 2017-07, Compensation-Retirement Benefits (Topic 715) totaling $0.2 million for each of the three month periods and $0.4 million for each of the six month periods. page 029 2 $51.1$49.9 20172018 2 $36.8$33.6 20172018

Transformation Yields AnnualandQuarterly Same Results Clinic Revenue PerDay %change1Quarter/Quarter change1 Year/Year Revenue impacted by claims documentation initiative 3.1% % Positive comps return in 2017 2.1% and 2018 3.5% -0.9% -3.1% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 2013 2014 2015 2016 2017 Since its re-engineering same clinic growth of processes in 2016, Hanger has re-established consistent 1 Same clinic revenue growth per day excludes the effect of change in rate of disallowances for 2013 through 2017. Beginning in 2018, Hanger returned to reporting same clinic revenue growth per day that includes the impact of disallowed revenue, as this measure now better reflects year-year changes. page 030 0.1% 0.8% 0.9% 1.7% 1.1% 0.6%

Payor Mix and Accounts Receivables Trend Multi-Year Improvements in WorkingCapital Conversion Accounts Receivable, net (Orange Bars) $ millions Day Sales Outstanding (Black Line) Payor Mix, Percentage of 2017 Peak in late 2014 Patient Care Net Revenue $180,000 60 $170,000 16% 55 $160,000 50 $150,000 31% $140,000 45 38% $130,000 40 $120,000 7% 35 $110,000 9% $100,000 30 2012 2013 2014 2015 2016 2017 Medicare Medicaid Commercial VA Private Pay Balances on December 31,  Diverse reimbursement capital characteristics mix combined with improved A/R aging has driven stronger working page 031 DSO 46 and A/R balance at $146 million

Cash Flow, Liquidity and Capital Allocation Priorities

Use Excess Cash Flow to Execute Growth Strategy

Strong Cash Flow

- ✓ Q2 2018 TTM Free Cash Flow (Adjusted EBITDA[1] - CapEx) of $88.7 million
- ✓ TTM Q2 2018 CapEx, including purchase of equipment leased to third parties totaled, $29.7 million
- ✓ Estimated future annual CapEx of approximately $30 - 35 million

Flexible Balance Sheet[2]

- ✓ $142.9 million in liquidity, comprised of:
  - $94.1 million of borrowing capacity under revolving credit facility
  - $48.8 million in cash and cash equivalents
- ✓ $524.6 million in indebtedness consisting of $503.7 million Senior Term Loan B and $20.9 million of seller notes and capital leases
- ✓ Net debt of $475.8 million
- ✓ $345.9 million, or 66%, of debt hedged or otherwise bearing fixed rate
  - Current rate of approximately $33 million in annualized cash interest expense, or 6.3%

Disciplined Capital Allocation Strategy

- ✓ Re-invest in core systems and operating initiatives to drive sustainable growth
- ✓ Deploy excess cash and utilize balance sheet to execute targeted, accretive, in-market acquisitions
- ✓ Continued decrease in leverage ratio from current 4.0x[1]
- ✓ Beneficial impact of federal income tax reform

[1] Adjusted EBITDA is a non GAAP-measure. Please see the Appendix for a reconciliation of GAAP to non-GAAP metrics.
[2] Amounts stated as of June 30, 2018.

Hanger
Empowering Human Potential

page 032

2018 Outlook GenerallyConsistent with 2017 Net Revenue and Adjusted EBITDA1  For the full year 2018, Hanger anticipates net revenue and Adjusted EBITDA to be generally consistent with actual 2017 results Net Incomeand Adjusted Net Earnings1  Hanger anticipates net share basis, as well as lower interest expense income and adjusted net earnings on a total and per operating cash flow, will be positively impacted by and third party professional fees compared to 2017 Note: Guidance as of August 9, 2018. This presentation is not a reiteration or affirmation of prior guidance. 1 Adjusted EBITDA and Adjusted Net Earnings are non-GAAP-measures. Please see the Appendix for a reconciliation of GAAP to non-GAAP metrics. page 033

Investment Thesis

Industry Leader With Multiple Strategic Advantages

Market Leader	Sizeable Market	Differentiators	Growth Levers
1	2	3	4
The leading provider of orthotic and prosthetic services in the United States	**$4.1 billion market** for prescription prostheses, orthoses and prefabricated/off-the-shelf orthoses, and related services. Demand drivers are broad across injuries and multiple high prevalence disease etiologies	**Competitive differentiation through investment** in programs including clinical outcomes, centralized revenue cycle management, patient engagement and supply chain to drive growth	**Multi-tier strategy** to organically grow share, steadily expand margins and pursue M&A to drive incremental growth opportunities

Premier scalable provider in a large market for specialized healthcare services

Hanger
Empowering Human Potential

page
034

Appendix Non-GAAP Reconciliations

Non-GAAP Reconciliations Net Income to Adjusted EBITDA 2017-2014 For the Years Ended December 31, 2017 2016 2015 2014 Net loss - as reported (GAAP) Adjustments to calculate EBITDA : Depreciation and amortization Interest expense, net Extinguishment of debt $ (104,671) $ (106,471) $ (327,091) $ (18,966) 39,259 57,688 44,887 45,199 6,031 (15,910) (935) 46,343 29,892 7,237 (67,614) 7 974 38,929 28,277 27,297 2,023 15l946 Provision (benefit) for income taxes (Income) loss from discontinued operations, net Specified adjustments - net loss to EBITDA EBITDA (Non-GAAP) of income taxes 124l244 79l272 23l832 85l 175 19,573 (27,199) (303,259) 66,209 Further adjustments to calculate Adjusted Impairment of intangible assets Third-party professional fees Equity-based compensation Acquisition-related expenses EBITDA : 54,735 32,301 12,930 86,164 37,244 9,763 385,807 23,475 11,134 223 37,930 9,642 1,245 Severance expenses associated with reduction in force 64 2l487 Specified further adjustments - EBITDA to Adjusted EBITDA 100l030 135l658 420l416 49l040 Adjusted EBITDA (Non-GAAP) $ $ $ $ 119l603 108l459 117l157 115l249 I Hanger· Empowering Human Potential page 036

Non-GAAP Reconciliations

Net Income to Segment, Adjusted EBITDA and Adjusted EBITDA Margin as a Percentage of Net Revenue 2017

	For the Year Ended December 31, 2017
Patient Care	
Net income (loss) - as reported (GAAP)	90,350
Adjustments to calculate EBITDA:	
Depreciation and amortization	21,363
Interest expense, net	32,068
Extinguishment of debt	-
Provision (benefit) for income taxes	-
Specified adjustments - net income (loss) to EBITDA	53,431
EBITDA (Non-GAAP)	143,781
Further adjustments to calculate Adjusted EBITDA:	
Impairment of intangible assets	-
Third-party professional fees	-
Equity-based compensation	4,138
Acquisition-related expenses	-
Severance expenses associated with reduction in force	88
Specified further adjustments - EBITDA to Adjusted EBITDA	4,226
Adjusted EBITDA (Non-GAAP)	148,007
Patient Care Segment Adjusted EBITDA Margin (% Net Reveue)	17.4%
Products & Services	
Net (loss) income - as reported (GAAP)	(40,872)
Adjustments to calculate EBITDA:	
Depreciation and amortization	10,163
Interest expense, net	13,196
Extinguishment of debt	-
Provision (benefit) for income taxes	-
Specified adjustments - net income to EBITDA	23,359
EBITDA (Non-GAAP)	(17,513)
Further adjustments to calculate Adjusted EBITDA:	
Impairment of intangible assets	54,735
Third-party professional fees	-
Equity-based compensation	1,306
Acquisition-related expenses	-
Severance expenses associated with reduction in force	(24)
Specified further adjustments - EBITDA to Adjusted EBITDA	56,017
Adjusted EBITDA (Non-GAAP)	38,504
Products & Services Segment Adjusted EBITDA Margin (% Net Reveue)	20.4%
Corporate & Other	
Net loss from continuing operations - as reported (GAAP)	(154,149)
Adjustments to calculate EBITDA:	
Depreciation and amortization	7,733
Interest expense, net	12,424
Extinguishment of debt	-
Provision (benefit) for income taxes	27,297
Specified adjustments - net loss from continuing operations to EBITDA	47,454
EBITDA (Non-GAAP)	(106,695)
Further adjustments to calculate Adjusted EBITDA:	
Impairment of intangible assets	-
Third-party professional fees	32,301
Equity-based compensation	7,486
Acquisition-related expenses	-
Severance expenses associated with reduction in force	-
Specified further adjustments - EBITDA to Adjusted EBITDA	39,787
Adjusted EBITDA (Non-GAAP)	(66,908)
Adjusted EBITDA (Non-GAAP)	$ 119,603

Hanger
Empowering Human Potential

page 037

Non-GAAP Reconciliations Net Income to Adjusted EBITDA Second Quarter 2018 v.2017 Three Months Ended June 30, 2018 2017 Net income (loss) - as reported (GAAP) Adjustments to calculate EBITDA: Depreciation and amortization Interest expense, net Loss on extinguishment of debt $ 12,928 $ 1,637 9,272 7,317 - 176 (92) 9,825 14,091 - 184 552 Non-service defined benefit plan expense (Benefit) provision for income taxes Specified adjustments - net income EBITDA (Non-GAAP) (loss) to EBITDA 16,673 24,652 29,601 26,289 Further adjustments to calculate Adjusted Impairment of intangible assets Third-party professional fees Equity-based compensation EBITDA: - 2,940 3,322 (2,221) - - 7,567 2,916 - 20 Disaster recovery / unclaimed property settlement Severance expenses associated with reduction in force Specified further adjustments - EBITDA Adjusted EBITDA (Non-GAAP) to Adjusted EBITDA 4,041 10,503 $ 33,642 $ 36,792 page 038

Non-GAAP Reconciliations Net Income to Adjusted EBITDA Year-to-Date 2018 v. 2017 Six Months Ended June 30, 2018 2017 Net income (loss) - as reported (GAAP) Adjustments to calculate EBITDA: Depreciation and amortization Interest expense, net Loss on extinguishment of debt $ (9,690) $ (16,097) 18,602 19,580 16,998 352 (6,288) 19,962 28,100 - 368 (5,448) Non-service defined benefit plan expense (Benefit) provision for income taxes Specified adjustments - net income EBITDA (Non-GAAP) (loss) to EBITDA 49,244 42,982 39,554 26,885 Further adjustments to calculate Adjusted Impairment of intangible assets Third-party professional fees Equity-based compensation EBITDA: - 6,640 5,906 (2,221) - - 19,104 5,080 - 64 Disaster recovery / unclaimed property settlement Severance expenses associated with reduction in force Specified further adjustments - EBITDA to Adjusted EBITDA 10,325 24,248 Adjusted EBITDA (Non-GAAP) $ 49,879 $ 51,133 page 039